SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                February 26, 1999


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1)

                     Structured Asset Securities Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                     333-68513               74-2440850
 ---------------------------         -----------          -------------------
 State or Other Jurisdiction         (Commission           (I.R.S. Employer
     Of Incorporation)               File Number)         Identification No.)



        200 Vesey Street
       New York, New York                                        10285
  ------------------------------                                --------
 (Address of Principal Executive                               (Zip Code)
            Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                    No Change
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Item 5.  Other Events
              ------------

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $284,147,098 in aggregate principal amount of Class 1-A, Class 1-AP, Class 2-A, Class 2-AP, Class 2-AX, Class 3-A, Class 3-AP, Class 3-AX, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1 on February 26, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated February 24, 1999 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 1999, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 1-AP, Class 2-A, Class 2-AP, Class 2-AX, Class 3-A, Class 3-AP, Class 3-AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $288,773,612.87 as of February 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; PRO FORMA Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Terms Agreement, dated February 24, 1999, between Structured Asset Securities Corporation and Lehman Brothers Inc.

     4.1 Trust Agreement, dated as of February 1, 1999, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and The Chase Manhattan Bank, as Trustee.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Servicing Agreement, dated as of February 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

     99.3* Flow  Servicing  Agreement,  dated as of September  1, 1997,  between
           Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STRUCTURED ASSET SECURITIES
                                  CORPORATION



                                By:  /s/Joseph J. Kelly
                                     ----------------------------
                                     Name:  Joseph J. Kelly
                                     Title:  Authorized Signatory



Dated:  March 12, 1999

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                     Description                       Page No.
-----------                     -----------                       --------


1.1                   Terms Agreement, dated February 24,
                      1999,   between   Structured  Asset
                      Securities  Corporation  and Lehman
                      Brothers Inc.

4.1                   Trust   Agreement,   dated   as  of
                      February 1, 1999,  among Structured
                      Asset  Securities  Corporation,  as
                      Depositor,   Aurora  Loan  Services
                      Inc., as Master  Servicer,  and The
                      Chase Manhattan Bank, as Trustee.

99.1                  Mortgage  Loan Sale and  Assignment
                      Agreement,  dated as of February 1,
                      1999,  between  Lehman  Capital,  A
                      Division    of   Lehman    Brothers
                      Holdings   Inc.,  as  Seller,   and
                      Structured     Asset     Securities
                      Corporation, as Purchaser.

99.2                  Servicing  Agreement,  dated  as of
                      February  1, 1999,  between  Lehman
                      Capital,   A  Division   of  Lehman
                      Brothers  Holdings Inc., and Aurora
                      Loan Services Inc., as servicer.

99.3*                 Flow Servicing Agreement,  dated as
                      of  September   1,  1997,   between
                      Lehman   Capital,   A  Division  of
                      Lehman Brothers  Holdings Inc., and
                      Aurora  Loan   Services   Inc.,  as
                      servicer.




____________________
  * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).